UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 10, 2008

RAZOR RESOURCES INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-51973
(Commission File Number)

N/A
(IRS Employer Identification No.)

1500 Rosecrans Avenue, Suite 500, Manhattan Beach CA 90266
(Address of principal executive offices and Zip Code)

310-706-4009
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure

On June 10, 2008 Razor Resources, Inc. entered into a Letter of Intent (LOI) with Striker Petroleum LLC to participate as a working interest partner in the drilling and completion of the Idaho Falls Prospect in Eastern Idaho, a domestic wildcat oil and natural gas play that is estimated to contain over 2.3 billion barrels of oil (BBO) and 11.5 trillion cubic feet (TCF) of natural gas.

Specifics of Razor Resources' involvement are still under discussion, but the company is expected to obtain a 15% interest in the project, with the option to increase its position to 20%. It is estimated that the dry hole costs will be $4.5M. With success, approximate completion costs should total an additional $5.5M. With a 15% working interest, Razor Resources' commitment will cost $675K and $825K respectively.

The Idaho Falls Prospect is located in Jefferson County in Eastern Idaho and is part of the Eastern limb of the famous Snake River Plain where the Snake River takes a dramatic "S" shaped turn near the town of Idaho Falls. Geologists believe a significant deposit of hydrocarbons beneath the surface caused the dramatic "S" shaped turn.

Forward-Looking Statements

This current report contains "forward-looking statements", as that term is defined in Section 27A of the United States Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this current report which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. The user can identify these forward-looking statements by forward- looking words such as "may," "will," "expect," "potential," "anticipate," "forecast," "believe," "estimate," "project," "plan," "continue" or similar words. The user should read statements that contain these words carefully because they discuss future expectations, contain projections of future results of operations or of financial condition, or state other forward- looking information. Forward-looking statements include, but are not limited to, the acquisition of a working interest n the Idaho Falls prospect, any reserve estimated for such Prospect, the level of risk, existence of any recoverable hydrocarbons in the Prospect, associated drilling and completion costs, that any value will be realized on the completion of a successful well, and in general any statements regarding potential reserves, exploration results, development or production programs, and future plans and objectives of Razor. Actual results relating to, among other things, reserves, results of exploration, capital costs and production costs could differ materially from those currently anticipated in such statements.

Factors affecting forward-looking statements include: the speculative nature of oil and gas exploration and development activities; changes in reserve estimates; the productivity of Razor's properties; changes in the operating costs; changes in economic conditions and conditions in the resource, foreign exchange and other financial markets; changes of the interest rates on borrowings; hedging activities; changes in the prices for hydro carbons that Razor develops or produces; changes in the investments and exploration expenditure levels; litigation; legislation; environmental, judicial, regulatory, political and competitive developments in areas in which Razor operates; technological, mechanical and operational difficulties encountered in connection with Razor's exploration and development activities; and labour relation matters and costs. The user should refer to the risk disclosures set out in the periodic reports and other disclosure documents filed by Razor from time to time with the Securities and Exchange Commission and other regulatory authorities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAZOR RESOURCES INC.

/s/ Jordan D. Welsh
Jordan D. Welsh, President

Date: June 20, 2008